Monteagle Fixed Income Fund

                                   PROSPECTUS

                                December 29, 2003


                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746





























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                          PAGE

RISK/RETURN SUMMARY..........................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND...................................4

HOW TO BUY SHARES............................................................4

HOW TO REDEEM SHARES.........................................................7

DETERMINATION OF NET ASSET VALUE.............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................9

MANAGEMENT OF THE FUND......................................................10

FINANCIAL HIGHLIGHTS .......................................................13

PRIVACY POLICY..............................................................14

FOR MORE INFORMATION................................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Fund is total return.

Principal Strategies

     The Fund invests primarily in investment grade intermediate term fixed income securities, generally rated Baa or higher by Moody's Investors Service, Inc. or BBB or higher by Standard and Poor's Corporation. The Fund may invest in fixed income securities that are unrated if the Fund's adviser determines that they are of comparable quality to securities rated investment grade. Under normal circumstances, the Fund will invest at least 80% of its assets in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, taxable municipal bonds and corporate debt securities.

     The Fund seeks to achieve its objective of total return through capital appreciation on the bonds and other securities held and income on those securities held. The adviser will actively manage the portfolio and, based on its assessment of market conditions, either lengthen or shorten the average maturity of the portfolio and/or switch between bonds of different sectors, with the view of maximizing the total return for the types of obligations purchased. The Fund may achieve capital appreciation by owning bonds of longer duration when interest rates are declining, protecting against large depreciation, and by owning bonds of shorter duration when interest rates are rising. In addition, the Fund may achieve capital appreciation if the credit quality of corporate and municipal bonds improve and there is a rating upgrade. For this purpose, the adviser will use its proprietary "Bond Market Watch" model to evaluate macroeconomic indicators and based on this evaluation, attempt to anticipate interest rate changes. The adviser seeks to reduce interest rate risk by maintaining an average maturity of the bonds and notes (on a dollar weighted basis) of between 3 and 8 years.

     The Fund may sell a security if, in the adviser's opinion:

o an interest rate change is expected to occur and the adviser seeks to lengthen or shorten the duration of the Fund
o a sector of the market has become less attractive for total return compared to another sector o a security receives a rating downgrade which could increase credit risk and negatively impact the market value of the security
o a security receives a rating upgrade that positively impacts the market value of the security and the adviser wishes to capture the appreciation

Principal Risks of Investing in the Funds

o Management risk. The Fund has a limited operating history and neither the Fund's investment manager nor the adviser has prior experience managing the assets of a mutual fund. In addition, the strategy used by the adviser may fail to produce the intended results.
o Interest Rate Risk. The value of your investment may decrease when interest rates rise. To the extent the Fund invests in fixed income securities with longer maturities, the Fund will be more greatly affected by changes in interest rates, and will be more volatile, than a fund that invests in securities with shorter maturities.
o Duration Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.
o Credit Risk. The issuer of the fixed income security may not be able to make interest and principal payments when due. Generally, the lower the credit rating of a security, the greater the risk that the issuer will default on its obligation.
o Government Risk. Not all U.S. government securities are backed by the full faith and credit of the U.S government. It is possible that the U.S. government would not provide financial support to its agencies if it is not required to do so by law. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.
o The U. S. government guarantees payment of principal and timely payment of interest on certain U. S. government securities. This does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

     The Fund may be a suitable investment for:

o Long term investors seeking a fund with an income and capital appreciation strategy
o Investors seeking to diversify their holdings with bonds and other fixed income securities
o Investors seeking higher potential returns than a money market fund o Investors willing to accept price fluctuations in their investments

General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

     The investment objective and strategies of the Fund may be changed without shareholder approval. The Fund's policy to invest at least 80% of its assets in fixed income securities will not be changed without 60 days notice to shareholders.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the return of the Fund from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                         TOTAL RETURN AS OF DECEMBER 31
                                 [CHART OMITTED]

                    2000 - 11.31%, 2001 - 7.98%, 2002 - 9.31%


     During the period shown, the highest return for a quarter was 5.76%(3rd quarter, 2001); and the lowest return was -0.59% (4th quarter, 2001).

     The Fund's year-to-date return as of September 30, 2003 was 3.09%.

Average Annual Total Returns for the periods ended 12/31/2002:

                                                        One Year   Three Year    Since Inception(1)
                                                        --------   ----------    ------------------

The Fund
         Return Before Taxes                              9.31%       9.52%            9.32%

         Return After Taxes on Distributions(2)           7.33%       7.36%            7.17%

         Return After Taxes on Distributions and
            Sale of Fund Shares(2)                        5.86%       6.61%            6.46%
Lehman Brothers Intermediate Govt/Credit Bond Index       9.82%       9.64%            9.42%
    (reflects no deduction for fees, expenses, or taxes)

(1)December 20, 1999.
(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1)..........................................................NONE
Exchange Fee...............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2).........................................................1.13%
Distribution (12b-1) Fees..................................................NONE
Other Expenses ............................................................0.01%
Total Annual Fund Operating Expenses ......................................1.14%
(1)A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
(2) Restated to reflect current fees.

Example:

     This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

            1 Year      3 Years    5 Years     10 Years
            ------      -------    -------     --------

            $116         $362       $628        $1,386



                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

         By Mail - To be in proper form, your initial purchase request must include:

o A completed and signed investment application form (which accompanies this Prospectus);
o    A check made payable to the Fund;
o    Initial check should have the same address as the application

         Mail the application and check to:

         U.S. Mail:                        Overnight:
         Monteagle Fixed Income Fund       Monteagle Fixed Income Fund
         c/o Unified Fund Services, Inc.   c/o Unified Fund Services, Inc.
         P.O. Box 6110                     431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110  Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         U.S. Bank, N.A.
         ABA #0420-0001-3
         Attn: Monteagle Fixed Income Fund
         D.D.A.# 821637709
         Fund Name ____________________     (write in fund name)
         Account Name _________________     (write in shareholder name)
         For the Account # ____________     (write in account number)


                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

     You must provide a signed application to Unified Fund Services, Inc., the transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire or automatic investment. Each additional mail purchase request must contain:

o        Your name
o        The name of your account(s),
o        Your account number(s),
o        The name of the Fund
o        A check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

How to Exchange Shares

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) will be processed at the next determined net asset value ("NAV") as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any Monteagle Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Monteagle Funds. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                        Overnight:
         Monteagle Fixed Income Fund       Monteagle Fixed Income Fund
         c/o Unified Fund Services, Inc.   c/o Unified Fund Services, Inc.
         P.O. Box 6110                     431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110  Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(877) 272-9746 if you have questions. At the discretion of the Fund or Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.


                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Howe & Rusling Inc. Nashville Capital was formed in 1986 and, as of November 1, 2003, managed assets of approximately $72 million for financial institutions. For the fiscal year ended August 31, 2003, the Fund paid the investment manager a fee equal to 1.13% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses, and Rule 12b-1 expenses, if any. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the investment manager. The investment manager (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained Howe & Rusling, Inc., 120 East Avenue, Rochester, NY 14604, to serve as the adviser to the Fund. The firm was established in 1930 and has been registered as an investment adviser with the U.S. Securities and Exchange Commission since 1940. As of November 1, 2003, the firm had approximately $468 million in assets under management. The firm serves primarily individual, retirement plan, corporate and non-profit endowment clients. It manages both individual stocks and bonds for its clients. The Howe & Rusling Investment Committee has been primarily responsible for the day-to-day management of the Fund since its inception. For the fiscal year ended August 31, 2003, Nashville Capital paid Howe & Rusling an advisory fee equal to 0.25% of the Fund's average daily net assets.

The Adviser's Prior Performance

     Howe & Rusling has been managing accounts with investment objectives, policies and strategies substantially similar to those of the Fund since 1990. The performance of those accounts appears below. The data is provided to illustrate past performance of the adviser in managing such accounts, as compared to the Lehman Intermediate Government/Credit Bond Index. The Howe & Rusling Investment Committee is responsible for the performance of the "Managed Accounts" below as well as the investment management of the Fund.

     The performance of the accounts managed by the adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.


                            Average Annual Returns**
                        For the periods ended December 31

                               Fixed Income        H&R Managed       Lehman
                                   Fund             Accounts*       Bond Index*

        One Year                   9.31%              9.24%            9.82%
        Three Years                9.52%              9.35%            9.64%
        Five Years                  N/A               6.60%            7.48%
        Ten Years                   N/A               6.64%            7.07%
        Since Fund
           Inception (12-20-1999)  9.32%               N/A             9.42%

*Average Annual Returns for the managed accounts and the Lehman Intermediate Government/Credit Bond Index are calculated using calculations which differ from the standardized SEC calculation.


                         Howe & Rusling Managed Accounts
        Growth of $10,000 invested January 1, 1990 to December 31, 2002**

                                [OBJECT OMITTED]

**The adviser's total returns by year were as follows: 1990 7.85%, 1991 15.50%, 1992 8.14%, 1993 10.83%, 1994 -4.32%, 1995 17.80%, 1996 2.03%, 1997 8.37%, 1998
8.61%,  1999 -3.07%,  2000 11.19%,  2001 7.64%,  and 2002 9.24%.  The  adviser's performance figures reflect the use of time-weighted cash flows and dollar-weighted average annualized total returns for the adviser's accounts having objectives substantially similar to the Fund. For an account to be included in the composite it must be non-taxable, have a value of at least $200,000 and have been managed on a fully discretionary basis for at least 6 months. Other accounts of the adviser are excluded from the composite because the nature of those accounts make them inappropriate for purposes of comparison. Compound annual rates of return are supplementary information that represent the cumulative portfolio return expressed on an annualized basis over the period presented. Performance for periods of less than one year is not annualized. Security valuations are on a trade date basis and accrual accounting is used for interest and dividends. Leverage is not used in the accounts as a form of management. The U.S. dollar is the currency used to express performance. Performance figures reflected are net of all expenses, including transaction costs and commissions, and have been adjusted to reflect the Fund's estimated management fee as it appeared in the Fund's initial Prospectus. Results include the reinvestment interest. Complete performance presentation notes are available from the investment manager on request.

     The Lehman Intermediate Government/Credit Bond Index returns by year were as follows: 1990 9.17%, 1991 14.63%, 1992 7.17%, 1993 8.78%, 1994 -1.93%, 1995
15.31%, 1996 4.06%, 1997 7.87%, 1998 8.42%, 1999 0.39%, 2000 10.10%, 2001 8.98%,
and 2002 9.82%. Securities in the Lehman Intermediate Government/Credit Bond Index must have the following: at least one year to final maturity regardless of call features, at least $100 million par amount outstanding, rated investment grade (Baa3 or better), fixed rate (although it can carry a coupon that steps up or changes according to a predetermined schedule), dollar-denominated and non-convertible, publicly traded, and a U.S. government or corporate investment grade security. Returns for the Lehman Intermediate Government/Credit Bond Index assume the reinvestment of dividends and capital gains and do not reflect the deduction of transaction costs or expenses, including management fees.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.

                                                   Year ended       Year ended       Year ended       Period ended
                                                 Aug. 31, 2003     Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000 (a)
                                                ---------------   ---------------  ---------------   ---------------

Selected Per Share Data
Net asset value, beginning of period            $         11.17   $         10.82  $         10.06  $         10.00
Income from investment operations
  Net investment income (loss)                             0.42              0.49             0.55             0.28
  Net realized and unrealized gain (loss)                 (0.08)             0.35             0.76             0.16
                                                ----------------- ---------------- ----------------  ---------------
Total from investment operations                           0.34              0.84             1.31             0.44
                                                ----------------- ---------------- ----------------  ---------------
Less Distributions to shareholders:

  From net investment income                              (0.42)            (0.49)           (0.55)           (0.38)
  From net realized gain                                  (0.13)             0.00             0.00             0.00
                                                ----------------- ---------------- ----------------  ---------------
Total distributions                                       (0.55)            (0.49)           (0.55)           (0.38)
                                                ----------------- ---------------- ----------------  ---------------


Net asset value, end of period                  $         10.96   $          11.17  $         10.82  $        10.06
                                                ================= ================ ================  ===============

Total Return                                               3.06%             8.00%           13.37%           4.54%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                 $        29,562   $         37,626  $        36,506  $       29,346
Ratio of expenses to average net assets                    1.14%              0.97%            1.14%          1.15%(c)
Ratio of net investment income to
   average net assets                                      3.76%              4.56%            5.28%          3.97%(c)
Portfolio turnover rate                                   20.52%             48.58%           75.84%         58.87%

(a)  December 20, 1999 (Commencement of Operations) through August 31, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act #811-09541

                         Monteagle Large Cap Growth Fund

                                   PROSPECTUS

                                December 29, 2003




                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746





























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY..........................................................1

FEES AND EXPENSES OF INVESTING IN THE FUND...................................2

HOW TO BUY SHARES............................................................3

HOW TO REDEEM SHARES.........................................................5

DETERMINATION OF NET ASSET VALUE.............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................7

MANAGEMENT OF THE FUND.......................................................7

FINANCIAL HIGHLIGHTS........................................................11

PRIVACY POLICY..............................................................12

FOR MORE INFORMATION................................................Back Cover

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Monteagle Large Cap Growth Fund is long term growth of capital.

Principal Strategies

     The Fund will, under normal circumstances, invest at least 80% of its assets in common stocks of large capitalization U.S. companies that the Fund's adviser believes exhibit a history of increasing earnings. Large capitalization companies include those with market capitalizations above $5 billion. The adviser first analyzes various industrial sectors to select the industry groups in which the Fund will focus its investments. The adviser considers such factors as economic trends and earnings growth prospects when selecting the industries in which the Fund will focus. The adviser then ranks individual stocks in each industrial group based on certain factors, such as: o Expected earnings growth;
o Analysts' earnings estimates for the next fiscal year; o Return on equity; o Stability of earnings growth in the past 5 years; and o Relative price-to-earnings multiple.

     The Fund may sell a stock if, in the adviser's opinion:

o Stock appreciation has caused the stock to become too large a position in the portfolio;
o    The fundamental price objective has been achieved;
o The company has experienced a negative change in fundamentals (such as its earnings growth rate or competitive position in its industry group); or
o Some or all of the factors used to rank the company have declined, combined with relative underperformance of the stock compared to the S&P 500 Stock Index or the company's industry group.

Principal Risks of Investing in the Fund

o Management Risk. The adviser has been managing the Fund for a limited time. In addition, the strategy used by the adviser may fail to produce the intended results.
o Company Risk. The Fund might decrease in value in response to the activities and financial prospects of an individual company in the Fund's portfolio.
o Market Risk. The Fund might decrease in value in response to general market and economic conditions.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices. With only 25-35 stocks in the Fund's portfolio, the Fund may be more volatile than a more diversified fund.
o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.
o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

The Fund may be a suitable investment for:

o    Long term investors seeking a fund with a growth investment strategy
o    Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the greater risks associated with common stock investments

General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives. The investment objective and strategies of the Fund may be changed without shareholder approval. The Fund's policy to invest at least 80% of its assets in common stocks of large capitalization of U.S. Companies will not be changed without 60 days prior notice to shareholders.

How the Fund has Performed

     The bar chart and performance table that would otherwise appear in this Prospectus has been omitted because the Fund's current adviser has been managing the Fund for less than a full calendar year.

                          FEES AND EXPENSES OF THE FUND

The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases ..........................NONE
Maximum Deferred Sales Charge (Load).......................................NONE
Redemption Fee(1)..........................................................NONE
Exchange Fee...............................................................NONE

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)........................................................1.35%
Distribution (12b-1) Fees.................................................NONE
Other Expenses ...........................................................0.03%
Total Annual Fund Operating Expenses .....................................1.38%
(1)A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.
(2) Restated to reflect current fees.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

           1 Year           3 Years           5 Years           10 Years
           ------           --------          -------           --------
            $140             $437              $755              $1,657

                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker-dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

     By Mail - To be in proper form, your initial purchase request must include:

o A completed and signed investment application form (which accompanies this Prospectus);
o    A check made payable to the Fund;
o    The initial check should have the same address as the application.

         Mail the application and check to:

         U.S. Mail:                            Overnight:
         Monteagle Large Cap Growth Fund       Monteagle Large Cap Growth Fund
         c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
         P.O. Box 6110                         431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110      Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         U.S. Bank, N.A. ABA #0420-0001-3
         Attn: Monteagle Large Cap Growth Fund
         D.D.A.# 821637709
         Fund Name ______________________   (write in fund name)
         Account Name ___________________   (write in shareholder name)
         For the Account # ______________   (write in account number)

     You must provide a signed application to Unified Fund Services, Inc., the transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays that may occur in wiring money, including delays that may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Additional Investments

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire or automatic investment. Each additional mail purchase request must contain:

o    Your name
o    The name of your account(s),
o    Your account number(s),
o    The name of the Fund
o    A check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions ("SEPs"); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

How to Exchange Shares

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) will be processed at the next determined net asset value ("NAV") as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in any Monteagle Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Monteagle Funds. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

         U.S. Mail:                         Overnight:
         Monteagle Large Cap Growth Fund    Monteagle Large Cap Growth Fund
         c/o Unified Fund Services, Inc.    c/o Unified Fund Services, Inc.
         P.O. Box 6110                      431 North Pennsylvania Street
         Indianapolis, Indiana 46206-6110   Indianapolis, Indiana 46204

     Your requests for redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (877) 272-9746 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the adviser at their fair value, according to procedures approved by the Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Northstar Capital Management, Inc. Nashville
Capital was formed in 1986 and, as of November 1, 2003, managed assets of approximately $72 million for financial institutions. For the fiscal year ended August 31, 2003, the Fund paid the investment manager a fee equal to 1.25% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses, and Rule 12b-1 expenses, if any. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the investment manager. The investment manager (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained Northstar Capital Management, Inc. ("Northstar"), 4400 PGA Boulevard, Suite 600, Palm Beach Gardens, Florida 33410, to serve as the adviser to the Fund. The firm was founded in 2000 and serves institutional and non-institutional clients through its separate account management services. As of September 30, 2003, the firm had approximately $471 million in assets under management. H. Kent Mergler, CFA, CIC, president of Northstar, and Stephen K. Mergler, JD, vice president of Northstar, are primarily responsible for the day-to-day management of the Fund. From 1992 until 2000, H. Kent Mergler was a managing partner and portfolio manager of Loomis, Sayles & Company, L.P., an investment advisory firm. From 1997 until 2000 Stephen K. Mergler was a vice president and portfolio manager of Loomis, Sayles & Company, L.P. For its services, Nashville Capital pays Northstar an annual fee equal to 0.50% of the Fund's average daily net assets. Northstar has agreed to waive its annual fee until the earlier of the month-end attainment of $10 million in assets in the Fund or March 1, 2004. Prior to September 1, 2003, Howe & Rusling, Inc. served as the Fund's adviser and was entitled to receive an annual fee of 0.40% of the Fund's average daily net assets up to $25 million (with reduced fees above $25 million) from Nashville Capital for its services.

The Adviser's Prior Performance

     Northstar manages accounts with investment objectives, policies and strategies substantially similar to those of the Fund. The performance of those accounts appears below. The data is provided to illustrate past performance of the adviser in managing such accounts, as compared to the S&P 500 Stock Index.

     The performance of the accounts managed by the adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses, including the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.

                             Average Annual Returns1
                       For the periods ended June 30, 2003

                                             Northstar                S&P 500
                                          Managed Accounts2        Stock Index3

        One Year                                -8.05%                 0.28%
        Three Years                            -10.99%               -11.16%
        Five Years                               1.39%                -1.60%
        Ten Years                               11.63%                10.02%

                              Annual Total Returns
                                As of December 31

                                             Northstar                S&P 500
                                         Managed Accounts2         Stock Index3

        2002                                   -22.77%                -22.10%
        2001                                   -13.49%                -11.88%
        2000                                     1.74%                 -9.10%
        1999                                    18.44%                 21.05%
        1998                                    50.36%                 28.57%
        1997                                    33.96%                 33.34%
        1996                                    25.67%                 22.99%
        1995                                    31.63%                 37.53%
        1994                                    -6.42%                  1.27%
        1993                                     2.30%                 10.09%

1 Average Annual Returns for the Northstar Managed Accounts and the S&P 500 Stock Index are calculated using calculations that differ from the standardized SEC calculation.

2 Prior to July 1, 2000, the principals and employees of Northstar were employees of the Palm Beach Gardens, Florida office of Loomis, Sayles & Company, L.P. Effective July 1, 2000, Northstar acquired the business of the Palm Beach Gardens, Florida office of Loomis, Sayles & Company, L.P. The principals and employees were responsible for operating the Florida office of Loomis, Sayles & Company, L.P. since it was established in January 1992, and they continue to be responsible for the performance of the Northstar Managed Accounts.

The adviser's performance figures reflect the use of time-weighted cash flow annualized total returns for the adviser's equity accounts having objectives substantially similar to the Fund. Performance for periods of less than one year is not annualized. Security valuations are on a trade date basis and accrual accounting is used for interest and dividends. Performance figures reflected are net of all expenses, including transaction cost, commissions, and management fees. The Fund's fees are typically higher than those paid by the accounts in the composite. Returns would have been lower if the accounts paid these higher fees. Results include the reinvestment of dividends and capital gains. Complete performance presentation notes are available from the investment manager on request.

3 The S&P 500 Stock Index is a capitalization-weighted index of 500 stocks. The Index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Index was developed with a base level of 10 for the 1941-43 base period. Returns for the S&P 500 Stock Index assume the reinvestment of dividends and capital gains and do not reflect the deduction of transaction costs or expenses, including management fees.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Monteagle Large Cap Growth Fund (formerly the Monteagle Large Cap Fund) since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. The information for the fiscal years ended August 31 has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's audited financial statements, are included in the Fund's annual report. The annual and semi-annual reports are available upon request.

                                                  Year ended       Year ended      Year ended      Period ended
                                                Aug. 31, 2003     Aug. 31, 2002   Aug. 31, 2001    Aug. 31, 2000 (a)
                                               ----------------- --------------- ---------------- ----------------

Selected Per Share Data
Net asset value, beginning of period            $           4.62  $         6.70  $          9.92  $         10.00
                                               ----------------- ---------------- ---------------- ----------------
Income from investment operations
  Net investment income (loss)                              0.01           (0.02)           (0.03)            0.01
  Net realized and unrealized gain (loss)                   0.36           (2.06)           (3.19)           (0.09)
                                               ----------------- ---------------- ---------------- ----------------
Total from investment operations
                                                            0.37           (2.08)           (3.22)           (0.08)
                                               ----------------- ---------------- ---------------- ----------------
Less Distributions to shareholders:
  From net investment income                                0.00             0.00            0.00             0.00
  From net realized gain                                    0.00             0.00            0.00             0.00
                                               ----------------- ---------------- ---------------- ----------------
Total distributions                                         0.00             0.00            0.00             0.00
                                               ----------------- ---------------- ---------------- ----------------
 Net asset value, end of period                 $           4.99  $          4.62  $         6.70  $          9.92
                                               ================= ================ ===============  ================


Total Return                                               8.01%          (31.04)%        (32.44)%          (0.80)%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                 $         4,061   $         6,661  $         9,968  $        12,820

Ratio of expenses to average net assets                    1.27%            1.03%            1.26%            1.27%(c)
Ratio of net investment income to
   average net assets                                      0.12%          (0.26)%          (0.44)%            0.10%(c)

Portfolio turnover rate                                   26.93%           86.74%           70.04%           68.00%

(a) January 18, 2000 (Commencement of Operations) through August 31, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.


                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. The annual report contains management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







Investment Company Act #811-09541

                        Monteagle Opportunity Growth Fund


                                   Prospectus

                                December 29, 2003


                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746































     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                           PAGE

RISK/RETURN SUMMARY..........................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND...................................5

HOW TO BUY SHARES............................................................5

HOW TO REDEEM SHARES.........................................................8

DETERMINATION OF NET ASSET VALUE.............................................9

DIVIDENDS, DISTRIBUTIONS AND TAXES..........................................10

MANAGEMENT OF THE FUND......................................................10

FINANCIAL HIGHLIGHTS........................................................13

PRIVACY POLICY..............................................................14

FOR MORE INFORMATION........................................................15

                               RISK/RETURN SUMMARY

Investment Objective

      The investment objective of the Monteagle Opportunity Growth Fund is long term growth of capital.

Principal Strategies

     The Fund seeks to achieve its objective by investing in "growth stocks." These are stocks that the Fund's adviser believes demonstrate accelerating cash flows, profit margins and/or revenues. The adviser emphasizes companies where management and/or large outside investors (such as banks, insurance companies and mutual funds) are buyers or owners of the stock or where the company itself is repurchasing its own shares on the open market. These are the "Informed Investors."

     Common sense suggests that the Informed Investors of the corporate world are far closer to the day-to-day activities of the companies they own or manage and are often in a much more informed position to gauge the long term effects certain publicly disclosed information or developments may have on the future price of their company's stock. Similar factors determine when a security is sold. For example, a stock may be sold if there are changes in trading activity by Informed Investors or changes in the company's fundamentals, such as decelerating earnings or material changes in the debt-equity ratio of the company.

     The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalizations, at the time of purchase, of $1 billion or more). Although the Fund will not concentrate in any one industry, it is anticipated that the Fund's portfolio will focus on a small, select group of industries ("growth industries") which the Fund's adviser believes offer superior growth opportunities based on overall economic trends. The Fund is a non-diversified fund, which means that the Fund may take larger positions in a small number of companies than a diversified fund. The Fund may also have a high level of portfolio turnover.

     From time to time, the Fund's adviser may determine that only a limited number of companies meet the criteria for investment described above. At such times, all or a significant portion of the Fund's assets may be held in money market instruments, (including money market mutual funds) or repurchase agreements for an extended period of time.

Principal Risks of Investing in the Fund

o Management Risk. The strategy used by the Fund's adviser may fail to produce the intended results. In addition, during times when the Fund's adviser determines to hold a significant portion of the Fund's assets in money market instruments or repurchase agreements, the Fund may not achieve its investment objective. Also, to the extent the Fund invests in money market mutual funds, you will indirectly bear fees and expenses charged by the underlying mutual funds in addition to the Fund's direct fees and expenses.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
o Volatility Risk. Common stocks tend to be more volatile than other investment choices. Because the Fund will emphasize various growth industries, the value of your shares is likely to be more volatile than a fund that invests in a broader range of industries.
o Non-Diversification Risk. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.
o Sector Risk. If the Fund's portfolio is overweighted in a certain sector, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector. The Fund may have a greater concentration in technology companies and weakness in this sector could result in significant losses to the Fund. Technology companies may be significantly affected by falling prices and profits and intense competition, and their products may be subject to rapid obsolescence.
o Portfolio Turnover Risk. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.
o The Fund has limited operating history and the Fund's investment manager has no prior experience managing the assets of a mutual fund.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o    The Fund is not a complete investment program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

      The Fund may be a suitable investment for:

o    Long term investors seeking a fund with a growth investment strategy
o Investors who can tolerate the greater risks associated with common stock investments
o Investors willing to accept greater price fluctuations than typically found with a common stock mutual fund

General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

     The investment objective and strategies of the Fund may be changed without shareholder approval.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the return of the Fund from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                         TOTAL RETURN AS OF DECEMBER 31

                                 [CHART OMITTED]

               2000 - (19.14%), 2001 - (35.57%), 2002 - (22.76%)

      The Fund's year-to-date return as of September 30, 2003was 17.55%.

     During the period shown, the highest return for a quarter was 20.69% (first quarter, 2000); and the lowest return was -40.67% (first quarter, 2001).

     Average Annual Total Returns for the periods ended 12/31/2002:

                                                         One Year       Three Year       Since Inception(1)

The Fund
         Return Before Taxes                             -22.76%          -26.17%             -22.73%
         Return After Taxes on Distributions(2)          -22.76%          -27.69%             -24.32%

         Return After Taxes on Distributions and Sale
             of Fund Shares(2)                           -13.86%          -11.31%             -16.06%
S&P 500 Index                                            -22.12%          -13.57%             -13.18%

   (reflects no deductions for fees, expenses or taxes)

(1)December 20, 1999.
(2)After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.


      Shareholder Fees
         (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases                 NONE
         Maximum Deferred Sales Charge (Load)                             NONE
         Redemption Fee(1)                                                NONE

     Annual Fund Operating Expenses
         (expenses that are deducted from Fund assets)
         Management Fee                                                   1.35%
         Distribution and/or Service (12b-1) Fees                         NONE
         Other Expenses                                                   0.01%
         Total Annual Fund Operating Expenses                             1.36%

(1)A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

               1 Year      3 Years    5 Years     10 Years
               ------      -------    -------     --------
                $138        $431       $745        $1,635



                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

     By Mail - To be in proper form, your initial purchase request must include:

o A completed and signed investment application form (which accompanies this Prospectus);
o    A check made payable to the Fund;
o    Initial check should have the same address as the application.

      Mail the application and check to:

      U.S. Mail:                            Overnight:
      Monteagle Opportunity Growth Fund     Monteagle Opportunity Growth Fund
      c/o Unified Fund Services, Inc.       c/o Unified Fund Services, Inc.
      P.O. Box 6110                         431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110     Indianapolis, Indiana  46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      U.S. Bank, N.A.
      ABA #0420-0001-3
      Attn: Monteagle Opportunity Growth Fund
      D.D.A.# 821637709
      Fund Name ____________________________(write in fund name)
      Account Name _________________________(write in shareholder name) For the Account # ____________________(write in account number)


                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.


     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire or automatic investment. Each additional mail purchase request must contain:

o        Your name
o        The name of your account(s),
o        Your account number(s),
o        The name of the Fund
o        A check made payable to the Fund

Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

How to Exchange Shares

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.



Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

      U.S. Mail:                               Overnight:
      Monteagle Opportunity Growth Fund        Monteagle Opportunity Growth Fund
      c/o Unified Fund Services, Inc.          c/o Unified Fund Services, Inc.
      P.O. Box 6110                            431 North Pennsylvania Street
      Indianapolis, Indiana  46206-6110        Indianapolis, Indiana  46204


     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(877) 272-9746 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or lender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to T.H Fitzgerald Jr. (d/b/a T.H. Fitzgerald & Co.). Nashville Capital was formed in 1986 and, as of November 1, 2003, managed assets of approximately $72 million for financial institutions. For the fiscal year ended August 31, 2003, the Fund paid the investment manager a fee equal to 1.35% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the investment manager. The investment manager (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co.), 180 Church Street, Naugatuck, CT 06770, to serve as the adviser to the Opportunity Growth Fund. The firm has been owner-managed since its founding in 1959. In 1982, Mr. Fitzgerald accepted his first institutional investment management account, a Fortune 500 corporate pension plan. Since then, he has directed the firm's resources exclusively to the management of large institutional accounts and, as of Novemberv 1, 2003, managed nearly $126.8 million. T.H. Fitzgerald accepts no individual or private accounts, regardless of size. The Monteagle Opportunity Growth Fund offers the individual investor access to the firm's proprietary "Informed Investors" strategy. Mr. Fitzgerald has been primarily responsible for the day to day management of the Fund since inception. For the fiscal year ended August 31, 2003, Nashville Capital paid T.H. Fitzgerald & Co. an advisory fee equal to 0.70% of the Fund's average daily net assets.


The Adviser's Prior Performance

     The adviser has been managing equity accounts for its clients since 1982. The performance of the accounts with investment objectives, policies and strategies substantially similar to those of the Fund appears below. The data is provided to illustrate past performance of the adviser in managing such accounts, as compared to the S&P 500 Index. T. H. Fitzgerald, Jr., the person responsible for the performance below, is also responsible for the investment management of the Fund.

     The performance of the accounts managed by the adviser does not represent the historical performance of the Fund and should not be considered indicative of future performance of the Fund. Results may differ because of, among other things, differences in brokerage commissions, account expenses (including management fees), the size of positions taken in relation to account size and diversification of securities, timing of purchases and sales, availability of cash for new investments and the private character of accounts compared with the public character of the Fund. In addition, the managed accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act and the Internal Revenue Code which, if applicable, may have adversely affected the performance results of the managed accounts. The results for different periods may vary.



                                              Average Annual Returns**
                                      For the periods ended December 31


                                             Opportunity              Managed                S&P 500
                                             Growth Fund             Accounts*             Stock Index*

        One Year                               -22.76%                -24.50%                -22.10%
        Three Years                             26.17%                -27.70%                -14.55%
        Five Years                               N/A                    2.60%                 -0.58%
        Ten Years                                N/A                    8.61%                  9.34%
        Since Fund
           Inception (12-20-1999)              -22.73%                  N/A                  -13.18%

     *Average Annual Returns for the managed accounts and S&P 500 Index are calculated using calculations which differ from the standardized SEC calculation.

     T. H. Fitzgerald & Co. Managed Accounts - Growth of $10,000 invested January 1, 1990 to December 31, 2002**


     **The Adviser's total returns by year were as follows: 1990 -4.55%, 1991 60.65%, 1992 12.65%, 1993 20.15%, 1994 -0.92%, 1995 34.71%, 1996 5.15%, 1997
19.15%, 1998 29.23%, 1999 132.75%, 2000 -17.90%, 2001 -39.02%, and 2002 -24.50%.
The adviser's performance figures reflect the use of time-weighted cash flows and dollar-weighted average annualized total returns for the adviser's equity accounts having objectives substantially similar to the Fund. The composite includes all fee-paying, discretionary, individual stock portfolios. Other accounts of the adviser are excluded from the composite because the nature of those accounts make them inappropriate for purposes of comparison. Performance figures reflected are net of all expenses, including transaction costs and commissions, and have been adjusted to reflect the Fund's estimated management fee as it appeared in the Fund's initial Prospectus.. Results include the reinvestment of dividends and capital gains. Complete performance presentation notes are available from the investment manager on request.

     The S&P 500 Index returns by year were as follows: 1990 -3.17%, 1991 30.45%, 1992 7.62%, 1993 10.09%, 1994 1.27%, 1995 37.53%, 1996 22.99%, 1997
33.34%, 1998 28.57%,  1999 21.05%, 2000 -9.10%, 2001 -11.88%,  and 2002 -22.10%.
The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks, and performance figures that reflect the reinvestment of dividends and capital gains. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                                     Year ended       Year ended       Year ended      Period ended
                                                   Aug. 31, 2003     Aug. 31, 2002    Aug. 31, 2001    Aug. 31, 2000 (a)
                                                  ----------------- ---------------- ---------------- ----------------

Selected Per Share Data
Net asset value, beginning of period              $           3.60   $         4.00   $        11.21   $         10.00
                                                  ----------------- ---------------- ---------------- ----------------
Income from investment operations
  Net investment income (loss)                               (0.03)           (0.03)            0.03             (0.04)
  Net realized and unrealized gain (loss)                     0.18            (0.37)           (4.46)             1.25
                                                  ----------------- ---------------- ---------------- ----------------
Total from investment operations                              0.15            (0.40)           (4.43)             1.21
                                                  ----------------- ---------------- ---------------- ----------------
Less Distributions to shareholders:
  From net investment income                                  0.00             0.00             0.00              0.00
  From net realized gain                                      0.00             0.00            (2.78)             0.00
                                                  ----------------- ---------------- ---------------- ----------------
Total distributions                                           0.00             0.00            (2.78)             0.00
                                                  ----------------- ---------------- ---------------- ----------------
Net asset value, end of period                    $           3.75   $         3.60   $          4.00 $          11.21
                                                  ================= ================ ================ ================

Total Return                                                  4.17%         (10.00)%          (48.87)%          12.10%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                   $         21,463   $        26,564  $         32,380 $        75,102
Ratio of expenses to average net assets
  before reimbursements                                       1.36%             1.37%            1.32%           1.27%(c)
Ratio of expenses to average net assets
  after reimbursements                                        1.36%             1.34%            1.32%           1.27%(c)
Ratio of net investment income to
   average net assets before reimbursements                 (0.79)%           (0.69)%            0.55%         (0.53)%(c)
Ratio of net investment income to
   average net assets after reimbursements                  (0.79)%           (0.67)%            0.55%         (0.53)%(c)

Portfolio turnover rate                                     478.58%           455.29%          545.28%         605.41%

(a) December 20, 1999 (Commencement of Operations) through August 31, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.


                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.











Investment Company Act #811-09541

                              Monteagle Value Fund

                                   Prospectus

                                December 29, 2003


                         209 10th Ave. South, Suite 332
                           Nashville, Tennessee 37203
                                 (877) 272-9746


































     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY..........................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND...................................4

HOW TO BUY SHARES............................................................4

HOW TO REDEEM SHARES.........................................................7

DETERMINATION OF NET ASSET VALUE.............................................8

DIVIDENDS, DISTRIBUTIONS AND TAXES...........................................9

MANAGEMENT OF THE FUND.......................................................9

FINANCIAL HIGHLIGHTS........................................................10

PRIVACY POLICY..............................................................11

FOR MORE INFORMATION........................................................12

                               RISK/RETURN SUMMARY

Investment Objective

     The investment objective of the Monteagle Value Fund is long term growth of capital.

Principal Strategies

     As a value oriented manager, the Fund's adviser takes a long term (or "buy and hold") approach to managing the Fund's portfolio. The Fund invests primarily in common stocks of medium and large capitalization U.S. companies (those with market capitalization's of $1 billion or more) that the Fund's adviser believes are undervalued based on value characteristics such as lower relative price valuations, above average earnings per share growth and higher dividend yields compared to the S&P 500 Index. The adviser will sell a stock when it believes that the stock is no longer undervalued or when the fundamentals of the company that affect revenue and profitability have changed significantly, either in a positive or negative direction.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's value-oriented approach may fail to produce the intended results.
o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. The value of an individual company can be more volatile than the market as a whole.
o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, and political events affect the securities markets. o Volatility Risk. Common stocks tend to be more volatile than other investment choices.
o Value Style Risk. The Fund invests in a style that emphasizes "value stocks." The market may not agree with the adviser's determination that a stock is undervalued, and the stock's price may not increase to what the adviser believes is its full value. It may even decrease in value.
o Portfolio Turnover Risk. The Fund's investment strategy may result in a high portfolio turnover rate. A high portfolio turnover would result in correspondingly greater brokerage commission expenses and may result in the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund's performance.
o An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
o The Fund has limited operating history and neither the Fund's investment manager nor the Fund's adviser has prior experience managing the assets of a mutual fund.
o    The Fund is not a complete  investment  program.
o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

Is the Fund Right for You?

      The Fund may be suitable for:

o    Long term investors seeking a fund with a value investment strategy
o    Investors willing to accept price fluctuations in their investment
o Investors who can tolerate the greater risks associated with common stock investments

General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

     The investment objective and strategies of the Fund may be changed without shareholder approval.

How the Fund has Performed

     The bar chart and performance table below show the variability of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the return of the Fund from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.


                         TOTAL RETURN AS OF DECEMBER 31
                                 [CHART OMITTED]
                  2000 - 26.41%, 2001 - 7.74%, 2002 - (19.91)%



      The Fund's year-to-date return as of September 30, 2003was 12.28%.

     During the period shown, the highest return for a quarter was 24.41% (third quarter, 2002); and the lowest return was -12.25% (second quarter, 2002).


Average Annual Total Returns for the periods ended 12/31/2002:

                                                         One Year     Three Year   Since Inception(1)
                                                         --------     ----------    ---------------

The Fund
         Return Before Taxes                              -19.91%        2.94%           3.75%
         Return After Taxes on Distributions(2)           -20.38%        0.80%           1.61%
         Return After Taxes on Distributions and
               Sale of Fund Shares(2)                     -12.12%        2.09%           2.12%
Russell 2000 Value Index                                  -11.42%        7.45%           9.05%
(1)December 20, 1999.
(2)After-tax  returns are  calculated  using the historical  highest  individual federal  marginal  income tax rates and do not  reflect  the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may  differ  from those  shown.  After-tax  returns  shown are not  relevant  to investors who hold their Fund shares through tax-deferred  arrangement,  such as
401(k) plans or individual retirement accounts.

                          FEES AND EXPENSES OF THE FUND

     The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

         Shareholder Fees
         (fees paid directly from your investment)
         Maximum Sales Charge (Load) Imposed on Purchases                  NONE
         Maximum Deferred Sales Charge (Load)                              NONE
         Redemption Fee(1)                                                 NONE

         Annual Fund Operating Expenses
          (expenses that are deducted from Fund assets)
         Management Fee                                                    1.35%
         Distribution and/or Service (12b-1) Fees                          NONE
         Other Expenses                                                    0.01%
         Total Annual Fund Operating Expenses                              1.36%

(1)A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.


Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:

               1 Year       3 Years     5 Years        10 Years
               ------       -------     -------        --------
                $138         $431        $745           $1,635



                                HOW TO BUY SHARES

Initial Purchase

     The minimum initial investment in the Fund is $25,000 ($1,500 for qualified retirement accounts and medical savings accounts). Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor.

     By Mail - To be in proper form, your initial purchase request must include:

o a completed and signed investment application form (which accompanies this Prospectus);
o    a check made payable to the Fund;
o    initial check should have the same address as the application

      Mail the application and check to:

      U.S. Mail:                              Overnight:
      Monteagle Value Fund                    Monteagle Value Fund
      c/o Unified Fund Services, Inc.         c/o Unified Fund Services, Inc.
      P.O. Box 6110                           431 North Pennsylvania Street
      Indianapolis, Indiana 46206-6110        Indianapolis, Indiana 46204

     By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (877) 272-9746 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

         U.S. Bank, N.A.
         ABA #0420-0001-3
         Attn: Monteagle Value Fund
         D.D.A.# 821637709
         Fund Name _________________________(write in fund name)
         Account Name ______________________(write in shareholder name) For the Account # _________________(write in account number)


                           IMPORTANT INFORMATION ABOUT
                      PROCEDURES FOR OPENING A NEW ACCOUNT

     To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for identifying documents, and may take additional steps to verify your identity. We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

     You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     You may purchase additional shares of the Fund (subject to a $500 minimum) by mail, wire, or automatic investment. Each additional mail purchase request must contain:

o    Your name
o    The name of your account(s),
o    Your account number(s),
o    The name of the Fund
o    A check made payable to the Fund

     Send your purchase request to the address listed above. A bank wire should be sent as outlined above.

Automatic Investment Plan

     You may make regular investments in the Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $250 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

How to Exchange Shares

     As a shareholder in the Fund, you may exchange shares valued at $25,000 or more for shares of any other Monteagle Fund. You may call the transfer agent at
(877) 272-9746 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received in good order prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern Time) will be processed at the next determined net asset value (NAV) as of the close of business on the same day.

     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.

     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund; the Fund does not accept third party checks.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.


                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of the shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your Fund account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

     U.S. Mail:                             Overnight:
     Monteagle Value Fund                   Monteagle Value Fund
     c/o Unified Fund Services, Inc.        c/o Unified Fund Services, Inc.
     P.O. Box 6110                          431 North Pennsylvania Street
     Indianapolis, Indiana 46206-6110       Indianapolis, Indiana  46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at
(877) 272-9746 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - You may redeem any part of your account in the Fund by calling the transfer agent at (877) 272-9746. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (877) 272-9746. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.

     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days written notice if the value of your shares in the Fund is less than $25,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the Fund's adviser at their fair value, according to procedures approved by the Fund's Board of Trustees. When determining fair value, factors considered include the type of security, the nature of restrictions on disposition of the security, constant date of purchase, information as to any transactions or offers with respect to the security, existence of merger proposals or lender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

     The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. Dividends paid by the Fund may be eligible in part for the dividends received deduction for corporations.

Taxes

     In general, selling or exchanging shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax adviser about your investment.

                             MANAGEMENT OF THE FUND

     Nashville Capital Corporation, 209 10th Avenue South, Suite 332, Nashville TN 37203, serves as investment manager to the Fund. In this capacity, Nashville Capital advises and assists the officers of the Trust in conducting the business of the Fund and is responsible for providing general investment advice and guidance to the Fund, although the investment manager has delegated responsibility for the selection and ongoing monitoring of the securities in the Fund's investment portfolio to Robinson Investment Group, Inc. Nashville Capital was formed in 1986 and, as of November 1, 2003, managed assets of approximately $84.5million for financial institutions. For the fiscal year ended August 31, 2003, the Fund paid the investment manager a fee equal to 1.35% of the Fund's average daily net assets.

     The investment manager pays all of the operating expenses of the Fund except brokerage, taxes, borrowing costs, fees and expenses of non-interested person trustees and extraordinary expenses. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Funds expenses, except those specified above, are paid by the investment manager. The investment manager (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

     The investment manager has retained Robinson Investment Group, Inc., 5301 Virginia Way, Suite 150, Brentwood, TN 37027, to serve as the adviser to the Fund. The firm was founded in 1996 by Russell L. Robinson and, as of November 1, 2003, managed assets of approximately $81 million for individuals, financial institutions, pension plans, corporations and other business entities. Mr. Robinson has been the President of Robinson Investment Group since 1996. He was the Director of Investment Strategy of the investment manager, Nashville Capital Corporation, from 1990 to 1996. Mr. Robinson has been primarily responsible for the day-to-day management of the Fund since its inception. For the fiscal year ended August 31, 2003, Nashville Capital paid Robinson Investment Group an advisory fee equal to 0.60% of the Fund's average daily net assets.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by McCurdy & Associates CPA's, Inc., whose report, along with the Fund's financial statements, are included in the Fund's annual report, which is available upon request.



                                                      Year ended          Year ended        Year ended      Period ended
                                                    Aug. 31, 2003       Aug. 31, 2002     Aug. 31, 2001     Aug. 31, 2000  (a)
                                                  ------------------- ------------------- --------------- ------------------

Selected Per Share Data
Net asset value, beginning of period               $            9.77  $           13.34  $        11.66  $         10.00
                                                  ------------------- ------------------- --------------- ------------------
Income from investment operations
  Net investment income (loss)                                  0.16               0.17            0.14             0.06
  Net realized and unrealized gain (loss)                       1.14              (2.17)           1.88             1.60
                                                  ------------------- ------------------- --------------- ------------------
Total from investment operations                                1.30               (2.00)          2.02             1.66
                                                  ------------------- ------------------- --------------- ------------------
Less Distributions to shareholders:
  From net investment income                                  (0.15)               (0.15)         (0.12)            0.00
  From net realized gain                                       0.00                (1.42)         (0.22)            0.00
                                                  ------------------- ------------------- --------------- ------------------
Total distributions                                           (0.15)               (1.57)         (0.34)            0.00
                                                  ------------------- ------------------- --------------- ------------------

Net asset value, end of period                     $          10.92    $            9.77   $      13.34    $       11.66
                                                  =================== =================== =============== ==================

Total Return                                                  13.49%             (16.95)%         17.56%           16.60%(b)

Ratios and Supplemental Data
Net assets, end of period (000)                    $         14,652    $          19,010   $     26,325    $      19,734
Ratio of expenses to average net assets                        1.36%                1.35%          1.35%            1.36%(c)
Ratio of net investment income to
  average net assets                                           1.72%                1.37%          1.15%            0.77%(c)
Portfolio turnover rate                                       28.39%               58.62%        152.86%          375.67%

(a) December 20, 1999 (Commencement of Operations) through August 31, 2000.
(b)  For periods of less than a full year, total return is not annualized.
(c)  Annualized.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

     Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and
o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

     Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this Prospectus by reference, contains detailed information on Fund policies and operations. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

     Call the Fund at (877) 272-9746 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: PUBLICINFO@SEC.GOV, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.











Investment Company Act #811-09541

                            AmeriPrime Advisors Trust

                        Monteagle Opportunity Growth Fund
                              Monteagle Value Fund
                         Monteagle Large Cap Growth Fund
                           Monteagle Fixed Income Fund

                       STATEMENT OF ADDITIONAL INFORMATION

                                December 29, 2003

     This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectuses of the Monteagle Funds dated December 29, 2003. This SAI incorporates by reference the Funds' Annual Report to Shareholders for the fiscal year ended August 31, 2003 ("Annual Report"). A free copy of the Prospectuses or Reports can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204, or by calling 1-877-272-9746.


TABLE OF CONTENTS                                                         PAGE

DESCRIPTION OF THE TRUST AND THE FUNDS.......................................2

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK
CONSIDERATIONS...............................................................3

INVESTMENT LIMITATIONS.......................................................9

THE INVESTMENT MANAGER AND ADVISERS ........................................11

TRUSTEES AND OFFICERS.......................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................18

DETERMINATION OF SHARE PRICE................................................20

ADDITIONAL TAX INFORMATION..................................................20

INVESTMENT PERFORMANCE......................................................21

CUSTODIAN...................................................................24

FUND SERVICES...............................................................24

ACCOUNTANTS.................................................................25

DISTRIBUTOR.................................................................25

PROXY VOTING POLICIES.......................................................26

FINANCIAL STATEMENTS........................................................27

EXHIBIT A - PROXY VOTING GUIDELINES FOR NORTHSTAR
          CAPITAL MANAGEMENT INC............................................28

DESCRIPTION OF THE TRUST AND THE FUND


     The Monteagle Opportunity Growth Fund, Monteagle Value Fund, Monteagle Large Cap Growth Fund (formerly the Monteagle Large Cap Fund; name change effective as of September 1, 2003.) and the Monteagle Fixed Income Fund (each a "Fund" or collectively, the "Funds") were organized as series of AmeriPrime Advisors Trust (the "Trust") on August 3, 1999. The Monteagle Value Fund, the Monteagle Fixed Income Fund and the Monteagle Large Cap Growth Fund are diversified. The Monteagle Opportunity Growth Fund is non-diversified. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated August 3, 1999 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment manager to each Fund is Nashville Capital Corporation (the "Manager"). The Monteagle Opportunity Growth Fund, Monteagle Value Fund and Monteagle Fixed Income Fund commenced operations on December 20, 1999. The Monteagle Large Cap Growth Fund commenced operations on January 18, 2000.

     Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

     For information concerning the purchase and redemption of shares of the Funds, see "How to Buy Shares" and "How to Redeem Shares" in the Funds' Prospectus. For a description of the methods used to determine the share price and value of each Fund's assets, see "Determination of Net Asset Value" in the Funds' Prospectus.

     As of December 1, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Monteagle Opportunity Growth Fund: FAMCO, Post Office Box 1148, Columbia, Tennessee 38402 - 100%.

     As of December 1, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Monteagle Value Fund: FAMCO, Post Office Box 1148, Columbia, Tennessee 38402 - 100%.

     As of December 1, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Monteagle Large Cap Growth Fund: FAMCO, Post Office Box 1148, Columbia, Tennessee 38402 - 100%.

     As of December 1, 2003, the following persons may be deemed to beneficially own five percent (5%) or more of the Monteagle Fixed Income Fund: FAMCO, Post Office Box 1148, Columbia, Tennessee 38402 - 100%.

     As of December 1, 2003, FAMCO may be deemed to control the Monteagle Opportunity Growth Fund, Monteagle Value Fund, Monteagle Large Cap Growth Fund and Monteagle Fixed Income Fund as a result of its beneficial ownership of the shares of the Funds. As controlling shareholder, it would control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the management agreement and sub-advisory agreement with the Manager and each Fund's advisor.

     As of December 1, 2003, the officers and trustees as a group beneficially owned less than 1% of each Fund.


ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

     This section contains a more detailed discussion of some of the investments the Funds may make and some of the techniques they may use.

     A. Equity Securities. Each Fund (except the Fixed Income Fund) invests in equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts ("ADR's") and rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations. A Fund may not invest more than 5% of its net assets at the time of purchase in rights and warrants.

     B. Corporate Debt Securities. Each Fund may invest in corporate debt securities. These are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper that consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Manager (and each adviser) considers corporate debt securities to be of investment grade quality if they are rated A- or higher by Standard & Poor's Corporation ("S&P"), A-3 or higher by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Fund's adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Funds will not invest in securities rated below investment  grade.  If the rating of a security  by S&P or Moody's  drops  below investment grade, the Fund's adviser will dispose of the security as soon as practicable (depending on market conditions) unless the Fund's adviser determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

     C. Municipal Securities. The Fixed Income may invest in municipal securities. These are long and short term debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their political subdivisions, agencies, instrumentalities and authorities, as well as other qualifying issuers (including the U.S. Virgin Islands, Puerto Rico and Guam), the income from which is exempt from regular federal income tax and exempt from state tax in the state of issuance. Municipal securities are issued to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works, to pay general operating expenses or to refinance outstanding debts. They also may be issued to finance various private activities, including the lending of funds to public or private institutions for construction of housing, educational or medical facilities or the financing of privately owned or operated facilities. Municipal securities consist of tax-exempt bonds, tax exempt notes and tax exempt commercial paper. Municipal notes, which are generally used to provide short-term capital needs and have maturities of one year of less, include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. Tax-exempt commercial paper typically represents short term, unsecured, negotiable promissory notes. The Fund may invest in other municipal securities such as variable rate demand instruments.

     The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are backed by the issuer's full credit and taxing power. Revenue bonds are backed by the revenues of a specific project, facility or tax. Industrial development revenue bonds are a specific type of revenue bond backed by the credit of the private issuer of the facility, and therefore investments in these bonds have more potential risk that the issuer will not be able to meet scheduled payments of principal and interest.

     The Fund considers municipal securities to be of investment grade quality if they are rated BBB or higher by S&P, Baa or higher by Moody's, or if unrated, determined by the Manager (or the Fund's adviser) to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements. The Fund will not invest in securities rated below investment grade. If the rating of a security by S&P or Moody's drops below investment grade, the Manager will dispose of the security as soon as practicable (depending on market conditions) unless the Manager determines based on its own credit analysis that the security provides the opportunity of meeting the Fund's objective without presenting excessive risk.

     D. U.S. Government Securities. Each Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home Loan Banks and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal National Mortgage Association (FNMA) are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government.

     E. Mortgage-Backed Securities. The Fixed Income Fund may invest in mortgage-backed securities. These securities represent an interest in a pool of mortgages. These securities, including securities issued by FNMA and GNMA, provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are repaid. Unscheduled or early payments on the underlying mortgages may shorten the securities' effective maturities. The average life of securities representing interests in pools of mortgage loans is likely to be substantially less than the original maturity of the mortgage pools as a result of prepayments or foreclosures of such mortgages. Prepayments are passed through to the registered holder with the regular monthly payments of principal and interest, and have the effect of reducing future payments. To the extent the mortgages underlying a security representing an interest in a pool of mortgages are prepaid, the Fixed Income Fund may experience a loss (if the price at which the respective security was acquired by the Fund was at a premium over par, which represents the price at which the security will be sold upon prepayment). In addition, prepayments of such securities held by the Fixed Income Fund will reduce the share price of the Fund to the extent the market value of the securities at the time of prepayment exceeds their par value. Furthermore, the prices of mortgage-backed securities can be significantly affected by changes in interest rates. Prepayments may occur with greater frequency in periods of declining mortgage rates because, among other reasons, it may be possible for mortgagors to refinance their outstanding mortgages at lower interest rates. In such periods, it is likely that any prepayment proceeds would be reinvested by the Fixed Income Fund at lower rates of return.

     F. Collateralized Mortgage Obligations (CMOs). The Fixed Income Fund may invest in CMOs. CMOs are securities collateralized by mortgages or mortgage-backed securities. CMOs are issued with a variety of classes or series, which have different maturities and are often retired in sequence. CMOs may be issued by governmental or non-governmental entities such as banks and other mortgage lenders. Non-government securities may offer a higher yield but also may be subject to greater price fluctuation than government securities. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage and mortgage-backed securities. In addition, in the event of a bankruptcy or other default of an entity that issued the CMO held by a Fund, the Fund could experience both delays in liquidating its position and losses.

     G. Zero Coupon and Pay in Kind Bonds. Corporate debt securities and municipal obligations include so-called "zero coupon" bonds and "pay-in-kind" bonds. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value. Each Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change. In calculating its dividend, the Funds take into account as income a portion of the difference between a zero coupon bond's purchase price and its face value. Certain types of CMOs pay no interest for a period of time and therefore present risks similar to zero coupon bonds.

     The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATs), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency or by a corporation.

     Pay-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. The value of zero coupon bonds and pay-in-kind bonds is subject to greater fluctuation in response to changes in market interest rates than bonds that make regular payments of interest. Both of these types of bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds that make regular payment of interest. Even though zero coupon bonds and pay-in-kind bonds do not pay current interest in cash, the applicable Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements. No Fund will invest more than 5% of its net assets in pay-in-kind bonds.

     H. Financial Service Industry Obligations. Financial service industry obligations include among others, the following:

          (1) Certificates of Deposit. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank or a savings and loan association to repay funds deposited with it for a definite period of time (usually from fourteen days to one year) at a stated or variable interest rate.

          (2) Time Deposits. Time deposits are non-negotiable deposits maintained in a banking institution or a savings and loan association for a specified period of time at a stated interest rate. Time Deposits are considered to be illiquid prior to their maturity.

          (3) Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer, which instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

     I. Asset-Backed and Receivable-Backed Securities. The Fixed Income Fund may invest in asset-backed securities. These securities are undivided fractional interests in pools of consumer loans (unrelated to mortgage loans) held in a trust. Payments of principal and interest are passed through to certificate holders and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed or receivable-backed security's par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed and receivable-backed securities are ultimately dependent upon payment of consumer loans by individuals, and the certificate holder generally has no recourse against the entity that originated the loans. The underlying loans are subject to prepayments that shorten the securities' weighted average life and may lower their return. As prepayments flow through at par, total returns would be affected by the prepayments: if a security was trading at a premium, its total return would be lowered by prepayments, and if a security were trading at a discount, its total return would be increased by prepayments. The Fixed Income Fund will invest more than 5% of its net assets in asset-backed or receivable-backed securities.

     J. Loans of Portfolio Securities. Each Fund may make short and long term loans of its portfolio securities. Under the lending policy authorized by the Board of Trustees and implemented by the Manager in response to requests of broker-dealers or institutional investors which the Manager deems qualified, the borrower must agree to maintain collateral, in the form of cash or U.S. government obligations, with the Fund on a daily mark-to-market basis in an amount at least equal to 100% of the value of the loaned securities. The Fund will continue to receive dividends or interest on the loaned securities and may terminate such loans at any time or reacquire such securities in time to vote on any matter that the Board of Trustees determines to be serious. With respect to loans of securities, there is the risk that the borrower may fail to return the loaned securities or that the borrower may not be able to provide additional collateral. No loan of securities will be made if, as a result, the aggregate amount of such loans would exceed 5% of the value of the Fund's net assets.

     K. Foreign Securities. The Value Fund and Growth Fund may invest in foreign equity securities through the purchase of American Depositary Receipts. American Depositary Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares that it holds in custody. The Value Fund may also invest directly in foreign equity securities. The Fixed Income Fund may invest in dollar denominated foreign fixed-income securities issued by foreign companies, foreign governments or international organizations and determined by the Fund's adviser to be comparable in quality to investment grade domestic securities. No Fund will invest in a foreign security if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by the Fund would exceed 10% of the value of the total assets of the Fund. To the extent that a Fund does invest in foreign securities, such investments may be subject to special risks.

     Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

     Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company then about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

     L. Repurchase Agreements. Each Fund may invest in repurchase agreements fully collateralized by obligations issued by the U.S. Government or by agencies of the U.S. government ("U.S. Government obligations"). A repurchase agreement is a short term investment in which the purchaser (i.e., a Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which a Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, a Fund could experience both delays in liquidating the underlying security and losses in value. However, the Funds intend to enter into repurchase agreements only with the Trust's custodian, other banks with assets of $1 billion or more and registered securities dealers determined by the Fund's adviser to be creditworthy.

     M. Option Transactions. Each Fund may engage in option transactions involving individual stocks and bonds as well as stock and bond indexes. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indexes. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. A writer of an option may terminate the obligation prior to expiration of the option by making an offsetting purchase of an identical option. Options are traded on organized exchanges and in the over-the-counter market. Call options on securities which the Funds sell (write) will be covered or secured, which means that the Fund will own the underlying security in the case of a call option. The Funds will sell (write) put options only if the Fund is selling an equivalent amount of the same security short. When the Funds write options, they may be required to maintain a margin account, to pledge the underlying securities or U.S. government obligations or to deposit assets in escrow with the Custodian. The Funds may also utilize spreads and straddle strategies. A spread is the difference in price resulting from a combination of put and call options within the same class on the same underlying security. A straddle strategy consists of an equal number of put and call options on the same underlying stock, stock index, or commodity future at the same strike price and maturity date.

     The purchase and writing of options involves certain risks. The purchase of options limits a Fund's potential loss to the amount of the premium paid and can afford a Fund the opportunity to profit from favorable movements in the price of an underlying security to a greater extent than if transactions were effected in the security directly. However, the purchase of an option could result in a Fund losing a greater percentage of its investment than if the transaction were effected directly. When a Fund writes a covered call option, it will receive a premium, but it will give up the opportunity to profit from a price increase in the underlying security above the exercise price as long as its obligation as a writer continues, and it will retain the risk of loss should the price of the security decline. When a Fund writes a put option, it will assume the risk that the price of the underlying security or instrument will fall below the exercise price, in which case the Fund may be required to purchase the security or instrument at a higher price than the market price of the security or instrument. In addition, there can be no assurance that a Fund can effect a closing transaction on a particular option it has written. Further, the total premium paid for any option may be lost if the Fund does not exercise the option or, in the case of over-the-counter options, the writer does not perform its obligations.

     N. Short Sales. The Value Fund may sell a security short in anticipation of a decline in the market value of the security. When the Fund engages in a short sale, it sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Fund sold the security. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a profit if the security declines in price between those dates. Any potential gain is limited to the price at which the Fund sold the security short, and any potential loss is unlimited in size.

     In connection with its short sales, the Value Fund will be required to maintain a segregated account with the Fund's custodian of cash or high grade liquid assets equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with its broker (not including the proceeds from the short sales). Depending on arrangements made with the broker or custodian, the Fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. The Fund will limit its short sales so that no more than 5% of its net assets (less all its liabilities other than obligations under the short sales) will be deposited as collateral and allocated to the segregated account. However, the segregated account and deposits will not necessarily limit the Fund's potential loss on a short sale, which is unlimited.

INVESTMENT LIMITATIONS

     Fundamental. The investment limitations described below have been adopted by the Trust with respect to each Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of each Fund. As used in the Prospectus and the Statement of Additional Information, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices that may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

     1. Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Funds; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of each Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Funds from entering into reverse repurchase transactions, provided that the Funds have an asset coverage of 300% for all borrowings and repurchase commitments of the Funds pursuant to reverse repurchase transactions.

     2. Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission or its staff.

     3. Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     4. Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Funds from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

     5. Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Funds from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

     6. Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

     7. Concentration. No Fund will invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

     8. Diversification. The Funds (except the Opportunity Growth Fund) will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

     With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

     Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

     Non-Fundamental. The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see "Investment Limitations" above).

     1. Pledging. The Funds will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Funds except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

     2.  Borrowing.   No  Fund  will  purchase  any  security  while  borrowings
(including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

     3. Margin Purchases. No Fund will purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

     4. Options. The Funds will not purchase or sell puts, calls, options or straddles, except as described in the Funds' Prospectus or Statement of Additional Information.

     5. Illiquid Investments. The Funds will not invest in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

     6. 80% Investment Policy. Under normal circumstances, at least 80% of the Monteagle Large Cap Growth Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in common stocks of large capitalization U.S. companies. Under normal circumstances, at least 80% of the Monteagle Fixed Income Fund's assets (defined as net assets plus the amount of any borrowing for investment purposes) will be invested in fixed income securities, including U.S. government securities, securities issued by agencies of the U.S government, taxable municipal bonds and corporate debt securities. Neither Fund will change its policy unless the Fund's shareholders are provided with at least 60 days prior written notice. The notice will be provided in a separate written document, containing the following, or similar, statement, in bold-face type: "Important Notice Regarding Change in Investment Policy." The statement will also appear on the envelope in which the notice is delivered unless the notice is delivered separate from any other communications to the Fund's shareholders.


THE INVESTMENT MANAGER AND ADVISERS

     The Manager. The investment manager to the Funds is Nashville Capital Corporation, 209 10th Avenue South, Nashville, TN 37203 (the "Manager"). Sydney and Larry Catlett are the controlling shareholders of the Manager.

     Under the terms of the management agreement (the "Agreement"), the Manager manages each Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of each Fund except brokerage, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, 12b-1 expenses and extraordinary expenses. As compensation for its management services and agreement to pay each Fund's expenses, each Fund is obligated to pay the Manager a fee (based on average daily net assets) computed and accrued daily and paid monthly at the following annual rates:

================================================ ======================= ================ ================= ================
                                                      OPPORTUNITY                              FIXED           LARGE CAP
ASSETS                                                   GROWTH               VALUE            INCOME           GROWTH
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
Up to and including $25 million                          1.35%                1.35%            1.15%             1.35%
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
From $25 million up to and including                     1.30%                1.25%            1.10%             1.25%
     $50 million
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
From $50 million up to and including                     1.18%                1.10%            0.97%             1.10%
     $100 million
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
------------------------------------------------ ----------------------- ---------------- ----------------- ----------------
Over $100 million                                        1.10%                1.00%            0.90%             1.00%
================================================ ======================= ================ ================= ================

     For the fiscal years ended August 31, 2001, 2002, and 2003, the Monteagle Opportunity Growth Fund paid advisory fees of $576,403, $423,425, and $301,450, respectively. For the fiscal years ended August 31, 2001, 2002, and 2003, the Monteagle Value Fund paid advisory fees of $308,368, $322,283, and $211,678, respectively. For the fiscal years ended August 31, 2001, 2002, and 2003, the Monteagle Fixed Income Fund paid advisory fees of $371,859, $353,789, and $386,866, respectively. For the fiscal years ended August 31, 2001, 2002, and 2003, the Monteagle Large Cap Growth Fund paid advisory fees of $150,260, $88,382, and $61,997, respectively.

     The Manager retains the right to use the name "Monteagle" in connection with another investment company or business enterprise with which the Manager is or may become associated. The Trust's right to use the name "Monteagle" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Manager on ninety days written notice.

     The Manager will pay First Farmers & Merchants National Bank of Columbia, Tennessee ("First Farmers") a fee for assisting the Manager in providing certain supportive administrative services to the Funds. The fee for each Fund will be at an annual rate of 0.10% of the Fund's assets up to $50 million, 0.085% of such assets from $50 million up to $100 million, and 0.075% of such assets in excess of $100 million.

     The Manager may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. The Manager will pay First Farmers a shareholder-servicing fee equal to 0.05% of the assets in each Fund to which First Farmers provides such services. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Funds may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

     The Advisers. T.H. Fitzgerald, Jr. (d/b/a T.H. Fitzgerald & Co. ("Fitzgerald") is the adviser to the Monteagle Opportunity Growth Fund. Under the terms of the advisory agreement, Fitzgerald receives a fee from the Manager computed and accrued daily and paid monthly equal to 0.70% of net assets up to $25 million, 0.60% of net assets from $25 million up to $50 million, 0.45% of net assets from $50 million up to $100 million, and 0.40% of net assets of $100 million and greater. Robinson Investment Group, Inc. ("Robinson") is the adviser to the Monteagle Value Fund. Under the advisory agreement, Robinson receives a fee from the Manager computed and accrued daily and paid monthly at an annual rate of 0.60% of net assets up to $25 million, 0.45% of net assets from $25 million up to $50 million, 0.35% of net assets from $50 million up to $100 million, and 0.30% of net assets of $100 million and greater. Howe & Rusling, Inc. ("H&R") is the adviser to the Monteagle Fixed Income Fund. Under the terms of the advisory agreement, H&R receives a fee from the Manager computed and accrued daily and paid monthly at an annual rate of 0.30% of net assets up to $25 million, 0.25% of net assets from $25 million up to $50 million, and 0.20% of net assets of $50 million and greater. Northstar Capital Management Inc. ("Northstar") is the adviser to the Monteagle Large Cap Growth Fund. H. Kent Mergler is deemed to be the controlling shareholder of Northstar. Under the terms of the Advisory Agreement, Northstar receives a fee from the Manager computed and accrued daily and paid monthly at an annual rate of 0.50% of net assets. Northstar has agreed to waive its annual fee until the earlier of the month-end attainment of $10 million in assets in the Monteagle Large Cap Growth Fund or March 1, 2004. Prior to September 1, 2003, H&R served as adviser to the Monteagle Large Cap Growth Fund and received fees from the Manager.

The following table shows the amount paid to the adviser by the Manager.


============================== ============================== =========================== ============================

            Fund                     Fiscal Year Ended              Fiscal Year Ended           Fiscal Year Ended
                                      August 31, 2001                August 31, 2002             August 31, 2003
------------------------------ ------------------------------ --------------------------- ----------------------------
------------------------------ ------------------------------ --------------------------- ----------------------------

Opportunity                              $281,217                      $214,706                    $155,423
Growth Fund
------------------------------ ------------------------------ --------------------------- ----------------------------
------------------------------ ------------------------------ --------------------------- ----------------------------
Value Fund                               $136,783                      $143,248                     $94,117
------------------------------ ------------------------------ --------------------------- ----------------------------
------------------------------ ------------------------------ --------------------------- ----------------------------
Large Cap Growth Fund*                    $48,172                      $32,470                      $17,976
------------------------------ ------------------------------ --------------------------- ----------------------------
------------------------------ ------------------------------ --------------------------- ----------------------------
Fixed Income Fund                         $94,013                      $104,054                     $89,706
============================== ============================== =========================== ============================


* Prior to September 1, 2003, when Northstar became adviser to the Monteagle Large Cap Fund and the Fund's name was changed to the Monteagle Large Cap Growth Fund, H&R served as adviser and received fees from the Manager.

     Subject always to the control of the Board of Trustees, each adviser, at its expense, furnishes continuously an investment program for the Fund or Funds for which it acts as adviser. Each adviser must use its best judgment to make investment decisions, place all orders for the purchase and sale of portfolio securities and execute all agreements related thereto. Each adviser makes its officers and employees available to the Manager from time to time at reasonable times to review investment policies and to consult with the Manager regarding the investment affairs of the applicable Fund. Each adviser maintains books and records with respect to the securities transactions and renders to the Manager such periodic and special reports as the Manager or the Trustees may request. Each adviser pays all expenses incurred by it in connection with its activities under the advisory agreement other than the cost (including taxes and brokerage commissions, if any) of securities and investments purchased for a Fund.

     At a meeting of the Board of Trustees held on July 21, 2003, the Board, including the independent Trustees, evaluated the new management agreement with the Manager for the Large Cap Growth Fund. The Board, including the independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by the Manager, including financial information and information regarding the current personnel. The Trustees reviewed and discussed reports comparing the performance and expenses of the Funds to the performance and expenses of several other funds with similar objectives and asset levels. The Trustees evaluated the Manager's past performance as the investment manager of the Funds, financial statements of the Manager, the experience, reputation, qualifications and background of the Manager's personnel, and the benefits of continuity in services to be provided by the Manager under the new management agreement. Larry Catlett (the president of the Manager) met with the Trustees to discuss the revised fee arrangements. The Board then discussed the proposed fee increases and concluded that the increase was reasonable in light of the Manager's performance record and the fact that the Manager pays all of the expenses of the Fund. After reviewing the financial information provided by the Manager, the Board concluded that the Manager's financial condition appeared adequate to satisfy its obligations under the new management agreement.

     The advisory agreement between the Manager and Northstar with respect to the Monteagle Large Cap Growth Fund was approved at a meeting of the Board of Trustees held on July 21, 2003. The Board, including the independent Trustees, requested and reviewed, with the assistance of legal counsel, materials furnished by Northstar, including financial information, information regarding the current personnel of Northstar, the investment performance of Northstar's managed accounts, and Northstar's arrangements with various brokers whereby Northstar receives research services based on brokerage transactions placed with the broker. At the meeting, Mr. Catlett discussed with the Board the reasons for the change in adviser. Mr. Catlett indicated that H&R's revised investment style along with the Monteagle Large Cap Growth Fund's performance, had prompted the search for a new adviser. He described the due diligence steps taken by the Manager prior to recommending Northstar. Mr. Catlett discussed the process by which Northstar was selected, and specifically discussed the personnel and investment style of Northstar. The Independent Trustees met separately with legal counsel.

     The Trustees evaluated the financial statements of Northstar, the past performance and experience of Northstar's investment personnel, the past investment performance of Northstar's managed accounts, Northstar's Code of Ethics and the nature and quality of operations and services that it is anticipated Northstar will provide the Fund. After discussing the backgrounds and qualifications of Northstar's personnel, it was the consensus of the Board that Northstar is well positioned to perform the daily advisory responsibilities with respect to the Monteagle Large Cap Growth Fund. The Board viewed as significant the fact that the management of the Manager recommended Northstar after considerable due diligence. It was the consensus of the Trustees that Northstar and its portfolio managers are likely to provide additional resources that will enhance the quality of advisory services provided to the Monteagle Large Cap Growth Fund.

     At a meeting of the Board of Trustees held on September 8, 2003, the Board, including the independent Trustees, considered the renewal of the management agreements between the Trust and the Manager with regard to the Monteagle Opportunity Growth Fund, the Monteagle Value Fund, and the Monteagle Fixed
Income Fund. The Trustees recalled that they had recently approved a new management agreement with respect to the Monteagle Large Cap Growth Fund, subject to shareholder approval. The Trustees also acknowledged that there is an adviser in place with respect to each Fund. They reviewed and discussed the Manager's balance sheet dated June 30, 2003 and income statement for the six months ended June 30, 2003. They also reviewed a comment letter from the SEC based on an inspection of the Manager, as well as the Manager's response. The Trustees then reviewed the Manager's Form ADV, Parts I and II. Next, the Trustees reviewed a balance sheet dated December 31, 2002 and an income statement for the year ended December 31, 2002 for Robinson, adviser for the Monteagle Value Fund. They also reviewed Robinson's Form ADV, parts I and II. The Board then reviewed information relating to Fitzgerald, adviser for the Monteagle Opportunity Growth Fund. They reviewed a balance sheet dated July 31, 2003, income statement for the seven months ended July 31, 2003, and Form ADV, parts I and II. The Trustees also reviewed and discussed reports comparing the performance and expenses of each Fund to the performance and expenses of several other funds with similar objectives and asset levels. Mr. Larry Catlett then joined the meeting via telephone to discuss the renewals. He discussed the performance of each Fund and the process by which he oversees the activities of each sub-adviser. The Trustees discussed the nature and quality of the services provided by the Manager, and based on the information provided, it was the Board's consensus that the fees paid to the Manager were reasonable. The Trustees determined that the overall arrangement provided under the terms of the agreements was a reasonable business arrangement, and that the renewal of the agreements was in the best interests of each Fund's shareholders. The Board then discussed the nature and quality of the services provided by Fitzgerald and by Robinson, and based on the information provided, it was the Board's consensus that the fees paid to each firm by the Manager were reasonable. The Trustees determined that the overall arrangement provided under the terms of each agreement was a reasonable business arrangement, and that the renewal of each agreement was in the best interests of the respective Fund's shareholders.

TRUSTEES AND OFFICERS

     The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

     The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.


--------------------------------------- -------------------------------- ------------------------------- -------------------
                                                                          Term of Office and Length of       Number of
                                                                                                           Portfolios in
                                                                                                           Fund Complex1
        Name, Age and Address           Position(s) Held with the Fund                                      Overseen by
                                                   Complex1                       Time Served                 Trustee
--------------------------------------- -------------------------------- ------------------------------- -------------------
--------------------------------------- -------------------------------- ------------------------------- -------------------

Timothy Ashburn(2)                      President, Assistant Secretary      President Since October              28
431 N. Pennsylvania St.                           and Trustee               2002; Trustee of Unified
Indianapolis, IN 46204                                                     Series Trust Since October

                                                                          2002; Trustee of Trust Since
                                                                           November 2002; Trustee of
Year of Birth: 1950                                                          AmeriPrime Funds Since
                                                                            December 2002; Assistant

Secretary since December 2003.
--------------------------------------- -------------------------------- ------------------------------- -------------------
------------------------------------------------------------------------ ---------------------------------------------------
               Principal Occupations During Past 5 Years                        Other Directorships Held by Trustee
------------------------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------
Chairman  of  Unified  Financial  Services,  Inc.  since 1989 and Chief           Unified Financial Services, Inc.
Executive  Officer from 1989 to 1992 and 1994 to April 2002;  President        since 1989; CCMI Funds since July 2003
of  Unified  Financial  Services  from  November  1997 to  April  2000.
Secretary from October 2002 to December 2003.
------------------------------------------------------------------------ ---------------------------------------------------
--------------------------------------- -------------------------------- ------------------------------- -------------------
                                                                          Term of Office and Length of       Number of
                                                                                                           Portfolios in
                                                                                                           Fund Complex1
        Name, Age and Address           Position(s) Held with the Fund                                      Overseen by
                                                   Complex1                       Time Served                 Trustee
--------------------------------------- -------------------------------- ------------------------------- -------------------
--------------------------------------- -------------------------------- ------------------------------- -------------------
Ronald C. Tritschler(3)                             Trustee                Trustee of the Trust since            28
431 N. Pennsylvania St.                                                    November 2002; Trustee of
Indianapolis, IN 46204                                                    AmeriPrime Funds and Unified
                                                                          Series Trust since December
                                                                                      2002
Year of Birth:  1952
--------------------------------------- -------------------------------- ------------------------------- -------------------
------------------------------------------------------------------------ ---------------------------------------------------
               Principal Occupations During Past 5 Years                        Other Directorships Held by Trustee
------------------------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------
Chief  Executive  Officer,  Director  and  legal  counsel  of The  Webb              CCMI Funds since July 2003
Companies, a national real estate company, from 2001 to present; Executive Vice
President and Director of The Webb Companies from 1990 to 2000; Director, The
Lexington Bank, from 1998 to present; Director, Vice President and legal counsel for The Traxx Companies, an owner and operator of convenience stores, from 1989 to present.
------------------------------------------------------------------------ ---------------------------------------------------
--------------------------------------- -------------------------------- ------------------------------- -------------------
                                                                          Term of Office and Length of       Number of
                                                                                                           Portfolios in
                                                                                                           Fund Complex1
        Name, Age and Address           Position(s) Held with the Fund                                      Overseen by
                                                   Complex1                       Time Served                 Trustee
--------------------------------------- -------------------------------- ------------------------------- -------------------
--------------------------------------- -------------------------------- ------------------------------- -------------------
Thomas G. Napurano                       Treasurer and Chief Financial       Since October 2002 for             N/A
                                                    Officer              Ameriprime Advisors Trust and
431 N. Pennsylvania St.                                                     Ameriprime Funds; since
Indianapolis, IN  46204                                                    December 2002 for Unified
                                                                                  Series Trust
Year of Birth:  1941
--------------------------------------- -------------------------------- ------------------------------- -------------------
------------------------------------------------------------------------ ---------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held
------------------------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------
Chief  Financial  Officer  and  Executive  Vice  President  of  Unified                         None
Financial   Services,   Inc.,   the  parent   company  of  the  Trust's
administrator  and  principal  underwriter;  member  of  the  board  of directors  of  Unified  Financial  Services,  Inc.  from  1989 to March
2002.  Chief Financial Officer of CCMI Funds since July 2003.
------------------------------------------------------------------------ ---------------------------------------------------
-------------------------------------- --------------------------------- ------------------------------- -------------------
                                                                                                             Number of
        Name, Age and Address                  Position(s) Held           Term of Office and Length of     Portfolios in
                                            with the Fund Complex1                Time Served              Fund Complex(1)
                                                                                                            Overseen by
                                                                                                              Trustee
-------------------------------------- --------------------------------- ------------------------------- -------------------
-------------------------------------- --------------------------------- ------------------------------- -------------------
Carol Highsmith                                    Secretary                  Since December 2003.              N/A
431 N. Pennsylvania St.
Indianapolis, IN 46204

Year of Birth:  1964
-------------------------------------- --------------------------------- ------------------------------- -------------------
------------------------------------------------------------------------ ---------------------------------------------------
               Principal Occupations During Past 5 Years                              Other Directorships Held
------------------------------------------------------------------------ ---------------------------------------------------
------------------------------------------------------------------------ ---------------------------------------------------
Employed by Unified Fund Services, Inc. (November 1994 to present). None
Assistant Secretary for Ameriprime Advisors Trust and Ameriprime Funds from
October 2002 to December 2003; from December 2002 to December 2003 for Unified
Series Trust.
----------------------------------------------------------------------- ---------------------------------------------------

(1) The terms "Fund Complex" refers to AmeriPrime Funds, the Trust, and Unified Series Trust.
(2) Mr. Ashburn is an "interested person" of the Trust because he is an officer of the Trust. In addition, he may be deemed to be an "interested person" of the Trust because he is Chairman and a director of Unified Financial Securities, Inc., the principal underwriter for certain funds in the Fund Complex.
(3) Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the principal underwriter for certain funds in the Fund Complex.

      The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

--------------------------------------- ---------------------------------- --------------------------- ------------------------
        Name, Age and Address            Position(s) Held with the Fund    Term of Office and Length    Number of Portfolios
                                                    Complex1                     of Time Served           in Fund Complex1
                                                                                                         Overseen by Trustee
--------------------------------------- ---------------------------------- --------------------------- ------------------------
--------------------------------------- ---------------------------------- --------------------------- ------------------------
Gary E. Hippenstiel                                  Trustee                  Trustee of the Trust               28
431 N. Pennsylvania St.                                                     since July 2002; Trustee
Indianapolis, IN 46204                                                     of AmeriPrime Funds since
                                                                            1995; Trustee of Unified
                                                                               Series Trust since
Year of Birth:  1947                                                             December 2002
--------------------------------------- ---------------------------------- --------------------------- ------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
Director,  Vice  President and Chief  Investment  Officer of Legacy Trust              CCMI Funds since July 2003
Company, N.A. since 1992.
-------------------------------------------------------------------------- ----------------------------------------------------
--------------------------------------- ---------------------------------- -------------------------- -------------------------
                                                                              Term of Office and        Number of Portfolios
        Name, Age and Address                   Position(s) Held             Length of Time Served        in Fund Complex1
                                             with the Fund Complex1                                     Overseen by Trustee
--------------------------------------- ---------------------------------- -------------------------- -------------------------
--------------------------------------- ---------------------------------- -------------------------- -------------------------
Stephen A. Little                                    Trustee                 Trustee of the Trust                28
431 N. Pennsylvania St.                                                      since November 2002;
Indianapolis, IN 46204                                                       Trustee of AmeriPrime
                                                                           Funds and Unified Series
Year of Birth:  1946                                                       Trust since December 2002
--------------------------------------- ---------------------------------- -------------------------- -------------------------

-------------------------------------------------------------------------- ----------------------------------------------------
                Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
President and founder,  The Rose, Inc., a registered  investment advisor,              CCMI Funds since July 2003
since April 1993.
-------------------------------------------------------------------------- ----------------------------------------------------
--------------------------------------- ---------------------------------- -------------------------- -------------------------
                                                                                                      Number of Portfolios in
        Name, Age and Address            Position(s) Held with the Fund       Term of Office and       Fund Complex1 Overseen
                                                    Complex1                 Length of Time Served           by Trustee
--------------------------------------- ---------------------------------- -------------------------- -------------------------
--------------------------------------- ---------------------------------- -------------------------- -------------------------
Daniel Condon                                        Trustee                 Trustee of the Trust                28
431 N. Pennsylvania St.                                                      since November 2002;
Indianapolis, IN 46204                                                       Trustee of AmeriPrime
                                                                           Funds and Unified Series
                                                                           Trust since December 2002
Year of Birth:  1950
--------------------------------------- ---------------------------------- -------------------------- -------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
                Principal Occupations During Past 5 Years                          Other Directorships Held by Trustee
-------------------------------------------------------------------------- ----------------------------------------------------
-------------------------------------------------------------------------- ----------------------------------------------------
Vice President and General  Manager,  International  Crankshaft  Inc., an              CCMI Funds since July 2003
automotive equipment  manufacturing  company,  1990 to present;  Trustee,
The Unified Funds,  from 1994 to 2002;  Trustee,  Firstar Select Funds, a
REIT mutual fund, from 1997 to 2000.
-------------------------------------------------------------------------- ----------------------------------------------------
   1 The terms "Fund Complex" refers to AmeriPrime Funds, AmeriPrime the Trust and Unified Series Trust.



     The Trust's Valuation Committee consists of Messrs. Ashburn, Hippenstiel, Little and Tritschler. The Valuation Committee is responsible for determining the fair value of illiquid securities held by the Fund, if any. The committee held no meetings during the fiscal year ended August 31, 2003.

     The Trust's audit committee consists of Gary Hippenstiel, Stephen Little, and Daniel Condon. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The audit committee held three meetings during the fiscal year ended August 31, 2003.

     The following table provides information regarding shares of the Fund and other portfolios of the AmeriPrime Family of Funds owned by each Trustee as of December 31, 2002.

   ==================================== =================================== ===========================================
                                                                             Aggregate Dollar Range of Shares of all
                 Trustee                   Dollar Range of Fund Shares       Funds Overseen by the Trustee Within the
                                                                                   AmeriPrime Family of Funds1
   ------------------------------------ ----------------------------------- -------------------------------------------
   ------------------------------------ ----------------------------------- -------------------------------------------
   Timothy Ashburn                                     None                                    None
   ------------------------------------ ----------------------------------- -------------------------------------------
   ------------------------------------ ----------------------------------- -------------------------------------------
   Daniel Condon                                       None                                    None
   ------------------------------------ ----------------------------------- -------------------------------------------
   ------------------------------------ ----------------------------------- -------------------------------------------
   Gary E. Hippenstiel                                 None                                    None
   ------------------------------------ ----------------------------------- -------------------------------------------
   ------------------------------------ ----------------------------------- -------------------------------------------
   Stephen Little                                      None                                    None
   ------------------------------------ ----------------------------------- -------------------------------------------
   ------------------------------------ ----------------------------------- -------------------------------------------
   Ronald Tritschler                                   None                                    None
   ==================================== =================================== ===========================================
          1 As of December 31, 2001, the terms "Fund Complex" and "AmeriPrime
     Family of Funds" refers to AmeriPrime Funds, AmeriPrime Advisors Trust, and
     Unified Series Trust.

     The compensation paid to the Trustees of the Trust for the fiscal year ended August 31, 2003 is set forth in the following table. Trustee fees are Trust expenses and each series of the Trust pays a portion of the Trustee fees.

==================================== ==================================== ==========================================
               Name                   Aggregate Compensation from Trust     Total Compensation from Fund Complex
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Kenneth D. Trumpfheller1                             $0                                      $0
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Gary E. Hippenstiel                                $7,945                                  $22,200
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Mark W. Muller1                                    $3,500                                  $6,600
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Richard J. Wright1                                 $6,250                                  $12,725
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Timothy Ashburn                                      $0                                      $0
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Daniel Condon2                                     $2,888                                  $7,942
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Stephen Little2                                    $2,888                                  $7,942
------------------------------------ ------------------------------------ ------------------------------------------
------------------------------------ ------------------------------------ ------------------------------------------
Ronald Tritschler2                                 $2,445                                  $6,725
==================================== ==================================== ==========================================
1 No longer a Trustee of the Trust.
2 Elected to the Board on November 22, 2002.


PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to policies established by the Board of Trustees of the Trust, the Manager is responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions and the Manager has delegated these responsibilities to the adviser of each Fund. In placing portfolio transactions, each adviser seeks the best qualitative execution for the applicable Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. Each adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the adviser may give consideration to sales of shares of the Trust as a factor in the selection of brokers and dealers to execute portfolio transactions.

     Each adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Funds and/or the other accounts over which the adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.

     Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Funds effect securities transactions may also be used by an adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to an adviser in connection with its services to the Funds. Although research services and other information are useful to the Funds and the advisers, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Manager that the review and study of the research and other information will not reduce the overall cost to the advisers of performing their respective duties to the Funds. Due to research services provided by brokers, the Monteagle Opportunity Growth Fund directed to brokers $108,764,684 of brokerage transactions (on which commissions were $90,546) during the fiscal year ended August 31, 2003. Due to research services provided by brokers, the Monteagle Value Fund directed to brokers $12,908,605 of brokerage transactions (on which commissions were $42,533) during the fiscal year ended August 31, 2003. Due to research services provided by brokers, the Monteagle Fixed Income Fund directed to brokers $0 of brokerage transactions (on which commissions were $0) during the fiscal year ended August 31, 2003. Due to research services provided by brokers, the Monteagle Large Cap Growth Fund directed to brokers $5,290,262 of brokerage transactions (on which commissions were $9,646) during the fiscal year ended August 31, 2003.

     Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

     While each Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The advisers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Funds with others.

     When a Fund and another of the adviser's clients seek to purchase or sell the same security at or about the same time, the adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Funds because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. The allocation may be adjusted by the adviser, taking into account such factors as the size of the individual orders and transaction costs, when the adviser believes an adjustment is reasonable. For the fiscal years ended August 31, 2003, 2002, and 2001, the Monteagle Opportunity Growth Fund paid brokerage commissions of $143,172, $108,471, and $224,116, respectively. For the fiscal years ended August 31, 2003, 2002, and 2001, the Monteagle Value Fund paid brokerage commissions of $42,353, $76,028, and $139,575, respectively. For the fiscal years ended August 31, 2003, 2002, and 2001, the Monteagle Fixed Income Fund paid no brokerage commissions. For the fiscal years ended August 31, 2003, 2002, and 2001, the Monteagle Large Cap Growth Fund paid brokerage commissions of $9,646, $17,549, and $17,569, respectively.

     The Trust, the Manager, the advisers and the Funds' distributor have each adopted a Code of Ethics (the "Code") under Rule 17j-1 of the Investment Company Act of 1940. The personnel subject to the Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Securities and Exchange Commission.

DETERMINATION OF SHARE PRICE


     The price (net asset value) of the shares of each Fund is determined at the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

     Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the applicable adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official
Closing Price. When market quotations are not readily available, when the applicable adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the applicable adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust.

     Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the applicable adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the applicable adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the adviser in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

ADDITIONAL TAX INFORMATION

     Each Fund has qualified, and intends to continue to qualify as a regulated investment company, or "RIC", under the Internal Revenue Code of 1986, as amended (the "Code"). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year a Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction for corporations.


     Each Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of August 31, 2003, the Monteagle Value Fund has an unused capital loss carryforward of $1,155,855 which expires in 2011; the Monteagle Large Cap Growth Fund has an unused capital loss carryforward of $4,766,624, of which $470,032 expires in 2008, $826,803 expires in 2009,
$425,424 expires in 2010, and $3,044,365 expires in 2011; the Monteagle Opportunity Growth Fund has an unused capital loss carryforward of $18,965,433, of which $16,640,805 expires in 2009, $1,131,479 expires in 2010, and $1,193,149 expires in 2011; and the Monteagle Fixed Income Fund did not have any capital loss carryforwards.


INVESTMENT PERFORMANCE

     Each Fund may periodically advertise "average annual total return," "average annual total return after taxes on distributions," and "average annual total return after taxes on distributions and redemption." "Average annual total return," as defined by the Securities and Exchange Commission, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P(1+T)n=ERV

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return
                  n        =        number of years
                  ERV      =        ending redeemable value at the end of the
                                    applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period.

     The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period. If the Fund has been in existence less than one, five, or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

     "Average annual total return after taxes on distributions," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVD

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions)
                  n        =        number of years
                  ATVD              ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions but not after taxes on redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     "Average annual total return after taxes on distributions and redemption," as defined by the SEC, is computed by finding the average annual compounded rates of return for the period indicated that would equate the initial amount invested to the ending value, according to the following formula:

                  P(1+T)n=ATVDR

Where:            P        =        a hypothetical $1,000 initial investment
                  T        =        average annual total return (after taxes on
                                    distributions and redemption)
                  n        =        number of years
                  ATVDR             ending value at the end of the applicable
                                    period of the hypothetical $1,000 investment made at the beginning of the applicable period, after taxes on fund distributions and redemption.

     The computation assumes that dividends and distributions, less the taxes due on such distributions, are reinvested at the price stated in the prospectus (including any applicable sales load) on the reinvestment dates during the period.

     A Fund's "yield" is determined in accordance with the method defined by the Securities and Exchange Commission. A yield quotation is based on a 30 day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                    Yield = 2[(a-b/cd+1)6-1]
         Where:
         a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
         d = the maximum offering price per share on the last day of the period

     Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that the Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest). With respect to the treatment of discount and premium on mortgage or other receivable-backed obligations which are expected to be subject to monthly paydowns of principal and interest, gain or loss attributable to actual monthly paydowns is accounted for as an increase or decrease to interest income during the period and discount or premium on the remaining security is not amortized. The Monteagle Fixed Income Fund's yield for the one-month period ended August 31, 2003 was 3.68%.

     Each Fund may also advertise performance information (a "non-standardized quotation") that is calculated differently from average annual total return. A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for average annual total return. In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales load that, if included, would reduce the quoted performance. A non-standardized quotation of total return will always be accompanied by the Fund's average annual total return (before taxes).

     Each Fund's investment performance will vary depending upon market conditions, the composition of that Fund's portfolio and operating expenses of that Fund. These factors and possible differences in the methods and time periods used in calculating non-standardized investment performance should be considered when comparing each Fund's performance to those of other investment companies or investment vehicles. The risks associated with each Fund's investment objective, policies and techniques should also be considered. At any time in the future, investment performance may be higher or lower than past performance, and there can be no assurance that any performance will continue. The following table provides information regarding the performance for the periods ended August 31, 2003 for Monteagle Opportunity Growth Fund, Monteagle Value Fund, Monteagle Fixed Income Fund and Monteagle Large Cap Growth Fund, respectively.


============================================================ ================== ======================= =======================
Monteagle Opportunity Growth Fund                                One Year             Three Year           Since Inception(1)
                                                                 --------             ----------           ---------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return                                        4.17%               -21.74%                 -15.45%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions           4.17%                                       -16.87%
                                                                                       -23.35%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                            2.54%               -15.66%                 -11.06%
============================================================ ================== ======================= =======================
(1)December 20, 1999


============================================================ ================== ======================= =======================

Monteagle Value Fund                                             One Year             Three Year           Since Inception(1)
                                                                 --------             ----------           -----------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return                                       13.49%                3.48%                   7.17%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions          12.82%                                        5.36%
                                                                                        1.33%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                            8.16%                1.78%                   4.96%
============================================================ ================== ======================= =======================
(1)December 20, 1999


============================================================ ================== ======================= =======================
Monteagle Fixed Income Fund                                      One Year             Three Year           Since Inception(1)
                                                                 --------             ----------            ---------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return                                        3.06%                8.03%                   7.77%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------

Average Annual Total Return After Taxes on Distributions           1.33%                6.06%                   5.74%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                            2.09%                5.52%                   5.28%
============================================================ ================== ======================= =======================
(1)December 20, 1999


============================================================ ================== ======================= =======================
Monteagle Large Cap Growth Fund                                  One Year             Three Year           Since Inception(1)
                                                                 --------             ----------            ---------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return                                        8.01%               -20.46%                 -17.46%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions
                                                                   8.01%               -20.46%                 -17.47%
------------------------------------------------------------ ------------------ ----------------------- -----------------------
------------------------------------------------------------ ------------------ ----------------------- -----------------------
Average Annual Total Return After Taxes on Distributions
and Sale of Fund Shares                                            4.88%               -15.54%                 -13.19%
============================================================ ================== ======================= =======================
(1)January 18, 2000

     From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of any of the Funds may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of the Funds or considered to be representative of the stock market in general. These may include the Standard & Poor's 500 Stock Index, the NASDAQ Composite Index or the Dow Jones Industrial Average.

     In addition, the performance of any of the Funds may be compared to other groups of mutual funds tracked by any widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets, such as Lipper Analytical Services, Inc. or Morningstar, Inc. The objectives, policies, limitations and expenses of other mutual funds in a group may not be the same as those of any of the Funds. Performance rankings and ratings reported periodically in national financial publications such as Barron's and Fortune also might be used.

CUSTODIAN

     U.S. Bank, N.A., 425 Walnut Street M.L. 6118, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds' request and maintains records in connection with its duties.

FUND SERVICES

     Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Funds' transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee for transfer agency services from the Manager of $1.25 per shareholder (subject to various monthly minimum fees, the maximum being $1,250 per month for assets of $10 million or more).

     In addition, Unified provides the Funds with fund accounting services, which include certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Manager equal to 0.05% of each Fund's assets up to $50 million, 0.04% of each Fund's assets from $50 million to $100 million, and 0.03% of each Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month for assets of $10 million or more).

     Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Manager equal to an annual rate of 0.10% of each Fund's assets under $50 million, 0.07% of each Fund's assets from $50 million to $100 million, and 0.05% of each Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).


     The following table describes the fees paid to Unified for fund accounting and administrative services by each Fund for the last three fiscal periods of each Fund:

      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
               Opportunity Growth Fund              August 31, 2001          August 31, 2002         August 31, 2003
               -----------------------              ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $28,478                  $24,075                 $22,662
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $27,623                  $32,156                 $24,210
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                     Value Fund                     August 31, 2001          August 31, 2002         August 31, 2003
                     ----------                     ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $27,145                  $24,446                 $22,861
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $17,899                  $24,452                 $18,025
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                  Fixed Income Fund                 August 31, 2001          August 31, 2002         August 31, 2003
                  -----------------                 ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $28,143                  $26,872                 $27,035
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                               $25,294                  $37,068                 $34,891
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
                                                   Fiscal Year Ended        Fiscal Year Ended       Fiscal Year Ended
                Large Cap Growth Fund               August 31, 2001          August 31, 2002         August 31, 2003
                ---------------------               ---------------          ---------------         ---------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Fund Accounting Fees                              $19,807                  $19,581                 $18,951
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      ------------------------------------------ ----------------------- ------------------------ -----------------------
      Administrative Fees                                $9,071                  $10,805                  $8,167
      ------------------------------------------ ----------------------- ------------------------ -----------------------

ACCOUNTANTS

     The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145, has been selected as independent public accountants for the Trust for the fiscal year ending August 31, 2004. McCurdy & Associates performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

DISTRIBUTOR

     Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Funds. Timothy L. Ashburn (a Trustee and officer of the Trust) and Thomas G. Napurano (an officer of the Trust) are a director and Officer, respectively, of the Distributor and of Unified Financial Services, Inc. (the parent of the Distributor) and may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis. The Distributor and Unified are controlled by Unified Financial Services, Inc.




PROXY VOTING POLICIES

     The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to each applicable Fund's adviser. The applicable adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, an adviser may be asked to cast a proxy vote that presents a conflict between the interests of the Fund's shareholders, and those of the adviser or an affiliated person of the adviser. In such a case, the Trust's policy requires that the adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. The adviser will make a written recommendation of the voting decision to the Board, which must include: (i) an explanation of why it has a conflict of interest; (ii) the reasons for its recommendation; and (iii) an explanation of why the recommendation is consistent with the adviser's proxy voting policies. The Board makes the proxy voting decision that in its judgment, after reviewing the recommendation of the adviser, is most consistent with the adviser's proxy voting policies. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund's vote will be cast.

     The policies and procedures for the Manager, Robinson, Fitzgerald, and H&R (each an "adviser") each state that the applicable adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, each adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, each adviser has adopted guidelines describing such adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. Each adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, each adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. Each adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, each adviser generally considers to have a negative impact on shareholder value

     Northstar's proxy voting policies and procedures are attached as Appendix A to this Statement of Additional Information.


FINANCIAL STATEMENTS

     The financial statements and independent auditors' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to the shareholders for the period ended August 31, 2003. The Trust will provide the Annual Report without charge upon written request or request by telephone.

                                                                       EXHIBIT A

                       NORTHSTAR CAPITAL MANAGEMENT, INC.
                          GUIDELINES FOR VOTING PROXIES

Where applicable, proxies are forwarded to the Portfolio Manager at Northstar Capital Management by the account's custodian or trustee. These proxies are signed by the custodian or trustee, in the name of the account or its nominee, with the vote on each item left blank to be completed by the Portfolio Manager.

The following guidelines will apply to Northstar in voting proxies on behalf of accounts for which we have voting authority.

1.   Our policy is to vote - not abstain from voting - on all issues presented.

2. All issues presented for shareholder vote will be considered by Northstar from an investment point of view and should be voted in the best investment interests of the account.

3. Proxies covering routine matters (election of directors, selection of auditors) will be voted in favor of management proposals.

4. Proxy items involving non-routine issues will generally be voted as recommended by management, but will be voted against management if Northstar believes that the management recommendation is not in the best interest of shareholders of the portfolio company.

5. If Northstar believes a proposal deserves special attention the proposal will be discussed by the Northstar Proxy Committee before the vote is cast.

6. Where a proxy is voted against the management recommendation, Northstar may choose to supplement the proxy by a brief letter to the company in question setting forth the reason for opposing the position of management.

7. An interpretive bulletin issued by the Department of Labor in 1994 encourages ERISA plans to develop their own proxy guidelines. The Portfolio Manager must follow a Plan's guidelines if not inconsistent with ERISA on general issues such as classified boards, cumulative voting or confidential voting. ERISA plan proxy voting guidelines should be reviewed by the General Counsel before being followed.

REMINDER: With respect to ERISA accounts, we must vote proxies unless the named fiduciary of the plan has expressly reserved the right to vote proxies.